Exhibit 24

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                               Michael K. Farrell
                             Director and President

      KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, a director and President of MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (formerly, Travelers Retirement Account Annuity) (File No. 333-69793), Registered Fixed Account Option (File No. 333-132230 and related File Nos.: 333-120754, 333-113268, 333-104087 and
333-84176 and any new shares registered), MetLife Target Maturity (formerly, Travelers Target Maturity) (File No. 333-126255 and related File Nos.:
333-83072, 333-51804 and 333-64862 and any new shares registered), Fixed Annuity (File No. 333-132233 and related File No. 333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 2006.


                             /s/ Michael K. Farrell
                          ----------------------------
                               Michael K. Farrell

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                              Leland C. Launer, Jr.
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, Leland C. Launer, Jr., a director and President of MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company), a Connecticut company, do hereby appoint Michele
H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (formerly, Travelers Retirement Account Annuity) (File No. 333-69793), Registered Fixed Account Option (File No. 333-132230 and related File Nos.: 333-120754, 333-113268,
333-104087 and 333-84176 and any new shares registered), MetLife Target Maturity (formerly, Travelers Target Maturity) (File No. 333-126255 and related File
Nos.: 333-83072, 333-51804 and 333-64862 and any new shares registered), Fixed Annuity (File No. 333-132233 and related File No. 333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2006.

                            /s/ Leland C. Launer, Jr.
                         -------------------------------
                              Leland C. Launer, Jr.

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                  Lisa M. Weber
                                    Director

      KNOW ALL MEN BY THESE PRESENTS, that I, Lisa M. Weber, a director of MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (formerly, Travelers Retirement Account Annuity) (File No. 333-69793), Registered Fixed Account Option (File No. 333-132230 and related File Nos.: 333-120754, 333-113268, 333-104087 and
333-84176 and any new shares registered), MetLife Target Maturity (formerly, Travelers Target Maturity) (File No. 333-126255 and related File Nos.:
333-83072, 333-51804 and 333-64862 and any new shares registered), Fixed Annuity (File No. 333-132233 and related File No. 333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of October, 2006.

                                /s/ Lisa M. Weber
                             -----------------------
                                  Lisa M. Weber

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                                Stanley J. Talbi
              Executive Vice President and Chief Financial Officer

      KNOW ALL MEN BY THESE PRESENTS, that I, Stanley J. Talbi, Executive Vice President and Chief Financial Officer of MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (formerly, Travelers Retirement Account Annuity) (File No. 333-69793), Registered Fixed Account Option (File No. 333-132230 and related File Nos.:
333-120754, 333-113268, 333-104087 and 333-84176 and any new shares registered),
MetLife Target Maturity (formerly, Travelers Target Maturity) (File No. 333-126255 and related File Nos.: 333-83072, 333-51804 and 333-64862 and any new
shares registered), Fixed Annuity (File No. 333-132233 and related File No. 333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of October, 2006.

                              /s/ Stanley J. Talbi
                           --------------------------
                                Stanley J. Talbi

                    MetLife Insurance Company of Connecticut

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
              Executive Vice President and Chief Accounting Officer

      KNOW ALL MEN BY THESE PRESENTS, that I, Joseph J. Prochaska, Jr., Executive Vice President and Chief Accounting Officer of MetLife Insurance Company of Connecticut (formerly The Travelers Insurance Company), a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with T Mark (File No. 033-33691), MetLife Retirement Account Annuity (formerly, Travelers Retirement Account Annuity) (File No. 333-69793), Registered Fixed Account Option (File No. 333-132230 and related File Nos.: 333-120754, 333-113268, 333-104087 and 333-84176 and any new
shares registered), MetLife Target Maturity (formerly, Travelers Target Maturity) (File No. 333-126255 and related File Nos.: 333-83072, 333-51804 and 333-64862 and any new shares registered), Fixed Annuity (File No. 333-132233 and related File No. 333-103909 and any new shares registered) and Target Maturity Series II (File No. 333-123002), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

      IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2006.

                          /s/ Joseph J. Prochaska, Jr.
                       ----------------------------------
                            Joseph J. Prochaska, Jr.